CONSECO SERIES TRUST

                        Supplement Dated October 19, 2000

                       to the Prospectus dated May 1, 2000

The following disclosure replaces the information for Thomas J. Pence, Erik J. Voss and James M. Leach with the Conseco 20 Focus Portfolio and Equity Portfolio under the heading titled "Portfolio managers of the Conseco Series Trust":

CONSECO 20 FOCUS PORTFOLIO:

Maxwell E. Bublitz, CFA, FLMI
Chief Executive Officer and President
Conseco Capital Management, Inc.

Senior Vice President
Conseco, Inc.

At CCM, Mr. Bublitz is responsible for the complete oversight of Conseco Capital Management, Inc. ("CCM"). Since joining CCM in 1987, Mr. Bublitz has served in multiple senior positions throughout CCM including research, trading, portfolio management, and asset-liability management. Mr. Bublitz is a portfolio manager for other affiliated investment companies.

CONSECO EQUITY PORTFOLIO:

See Conseco 20 Focus Portfolio for Mr. Bublitz's complete biography.